UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Gerald Hellerman
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(866) 700-6104
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2013

Date of reporting period:  January 31, 2013

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Semi-Annual Report

January 31, 2013

The Mexico Equity and Income Fund Inc.

March 27, 2013
Dear Fellow Stockholders:

Mexico has changed quite a bit in the thirty-eight years since James Taylor sang about a sleepy laid-back country where Americanos could go to escape the hustle and bustle of the real world:

Way down here you need a reason to move
Feel a fool running your stateside games
Lose your load, leave your mind behind, baby James
Oh, Mexico
It sounds so simple I just got to go
The sun’s so hot I forgot to go home
Guess I’ll have to go now*

Although that imagery has been hard to shake, the fact is that Mexico is no longer a poor nation.  It is the world’s 13th largest economy.  Yet, the transformation from a small insulated economy to an open and more diverse one has largely gone unnoticed.  Over the last 20 years, the Mexican government has made improvements to infrastructure and fostered competition in sectors such as transportation and energy.  Just recently, legislation has been proposed to increase competition in Mexico’s telecommunications monopolies that could lead to a Ma Bell-style breakup of Carlos Slim’s dominant America Movil SAB.

These improvements along with a stable peso, a fiscally sound banking system, and free trade policies have encouraged investment, especially in manufacturing.  That in turn, has generated middle class jobs.  As Mexican economist Luis de la Calle and Mexican political scientist Luis Rubio argue in a recent book, Mexico: A Middle Class Society, family incomes and things like housing rental and ownership, appliance purchases, Internet access and trips to the cinema demonstrate that “the middle-class population is the majority in Mexico.” And to meet the demands of the new middle class for consumer goods, Wal-Marts, Costcos, and Sam’s Clubs have been sprouting up throughout the country.  While Mexico still has impediments to economic growth, like inflexible labor laws, Mexico looks a lot better to investors than it used to, and the trend is positive.

For all these reasons, I believe Mexican stocks are likely to outperform in the coming years and one of the best ways for long-term investors to gain exposure to Mexico is through the Mexico Equity and Income Fund, which has been, and continues to be, well managed by Pichardo Asset Management, the Fund’s investment advisor.

Sincerely yours,

Phillip Goldstein
Chairman
________________

* “Mexico” written by Chip Taylor © EMI Music Publishing, Universal Music Publishing Group

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexico Equity and Income Fund, Inc.
Report of Pichardo Asset Management (“PAM”),
The Investment Adviser.

Dear Fund Stockholders,

We are pleased to present you with the semi-annual report for the Mexico Equity and Income Fund, Inc. (the “Fund”) for the six-month period ended January 31, 2013.

I. INTRODUCTION

We are sending you the Fund’s semi-annual report amid the Euro Zone sovereign debt crisis with public demonstrations occurring in several countries due to government tightening and rising unemployment, and a Cyprus’ banking bailout.

In contrast, the U.S. economy continues to register better jobs data and a healthier housing sector along with an improving consumer balance sheet. (Source: the Economist, March 16, 2013).

Mexico’s Gross Domestic Product maintained its brisk pace in the fourth quarter of 2012, reporting an annualized YoY growth rate of 3.2%.  (Source: INEGI).

The DJI (+11.44%) and S&P (+9.96%) rallied during the year-to-date period, through March 15, 2013 in dollar terms. The MSCI Mexico–Index yielded a +1.53 dollar return for the same period, mainly reflecting America Movil (-19.18%) and Televisa (-1.02%) stocks which account for approximately 23% and 7%, respectively, of the MSCI Mexico-Index (as of March 15, 2013), due to Mexico’s telecom reform aimed at opening up competition in the sector. The Fund returned +11.51% for the same period. (Source: Bloomberg).

However, dysfunction in Washington (according to the Economist, March 16, 2013) and the prospect of the U.S. debt ceiling’s May revision, may constitute a good profit-taking call given relatively fairly valued Mexican stocks that are trading at all-time highs on a 12-month forward EV/EBITDA basis. (See: Exhibit F).

Despite this background, your investment in the Fund returned 25.54% in dollar terms for the six-month period ended January 31, 2013 (a 908 basis point outperformance compared to the MSCI Mexico-Index). (Source: Bloomberg).

The excess dollar return of the Fund for the six-month period ended January 31, 2013 (based on our internal assessment reports), can be attributed to the Fund’s overweight in discretionary consumption, infrastructure and material sectors.

The Fund has consistently underweighted (relative to the MSCI Mexico-Index) telecommunications (cell telephony), retail store chains, and housing for the Fund’s six-month period ended January 31, 2013.

THE MEXICO EQUITY AND INCOME FUND, INC.

The Fund has tactically increased its fixed income allocation since the last quarter of 2012.

MXE’S Portfolio Allocation	January 31, 2013	March 15, 2013
Equities	86.47%	81.07%
Mexican REITS	7.22%	8.91%
US dollar Denominated Bonds	1.55%	2.34%
MXN pesos Denominated Bonds	2.03%	3.96%
Overnight Instruments	0.73%	1.68%
Private Equity Fund	2.00%	2.04%

The Fund repurchased 215,118 shares during its semi-annual period. (Source: U.S. Bancorp).

The Fund’s annualized total expense ratio for the semi-annual period was 1.47%. (Source: U.S. Bancorp).

From a long-term perspective (two to three years), we believe that the appeal Mexican equities are currently enjoying among the global investment community is warranted given:

i)	Mexico’s undisputed story of macroeconomic stability for more than a decade.

ii)
The support the Peña Nieto administration mustered from all three political parties to launch the “Pacto por Mexico” on December 2, 2012. The Pact details long-awaited structural reform initiatives (labor, education, public administration, telecommunications, fiscal, financial and energy) that will be voted on in Congress according to a specific timetable.(See: Exhibit G).

II. FUND PERFORMANCE

PAM’s team continued to produce an excess dollar return for the Fund compared to the MSCI Mexico-Index.

At the close of the Fund’s six-month period ended January 31, 2013

				Total Annual Average Dollar Return
				(dividends reinvested)
							Since
	1 Month	6 Month	1 Year	3 Years	5 Years	10 Years	Inception In
FUND							August 30, 1990
MXE NAV	6.41%	25.54%	41.92%	25.35%	5.63%	23.31%	15.85%
MXE Market Price	10.53%	31.79%	45.75%	29.06%	9.18%	25.35%	14.89%
MSCI Mexico Index	5.51%	16.46%	26.76%	17.61%	6.73%	20.56%	13.37%
Excess Return (bps)	90	908	1,516	774	-110	275	248

Source: U.S. Bancorp, Bloomberg, and Thomson.

Performance data quoted represents past per formance; past performance does not guaran tee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The current performance of the Fund may be lower or higher than the performance quoted. Performance data to the most recent month’s end may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255.

THE MEXICO EQUITY AND INCOME FUND, INC.

According to PAM’s internal semi-annual performance report, global and domestic conglomerates as well as discretionary consumption sectors were the largest contributors to the Fund’s 908 basis point outperformance of the MSCI–Mexico Index for the six-month period ended January 31, 2013.

III. FUND INVESTMENT STRATEGY

In our view, the following factors were decisive to the Fund’s outperformance:

i)	PAM’s systematic investment strategy factors.(See: PAM’s web page: paminversion.com/English).

ii)
An investment strategy based on three equity class categories, as classified by PAM (Alpha, Beta and Special Situations) set up at the beginning of 2009, as well as PAM’s adherence to systematic investment strategy factors.

iii)	A highly diversified portfolio.

As of January 31, 2013, the Fund portfolio’s composition by equity class and companies’ market cap was as follows:

Category	% Overall Portfolio	Sectors and Equity Class Categories as classified by PAM
Small	12%	Financials, discretionary consumption and car insurance
Medium	26%	Discretionary consumption and industrials
Large	56%	Materials, industrials and discretionary consumption
Alpha	23%	High total return, dividend + share purchase + capital increase
Beta	47%	Infrastructure related with internal free cash flow
Special Situation	17%	Value-oversold stocks. Below its intrinsic value and determined by PAM. Less than 1 times P/BV

We have included two alternative investments in the portfolio, described below:

i)	REITs. High yield real estate investment trusts:

	GLA				Dividend	One-year
	million		Market Cap	EV/EBITDA	yield	return to
Name	square feet	Cap rate %	billion USD	2013e	2013e	Jan. 31, 2013
Fibra Uno	8.19	4.7	5.06	21.5	3.80%	67.25%
Vesta	12.5	6.5	0.789	16.8	2.70%	78.19%*

*Annualized US Dollar return.
GLA: Gross Leasable Area.
As of fourth quarter 2012.
(Source: Bloomberg, Santander, Credit Suisse).

THE MEXICO EQUITY AND INCOME FUND, INC.

Funo is a real estate trust, approximately 45% industrial, 40% commercial and 15% office, with a 8.19 million square feet GLA (gross leasable area). Funo’s estimated 2014 and 2015 annual dividend yields are 4% and 5% according to Santander Mexico.

VESTA is a real estate corporation. It is a leading developer of industrial real estate properties with a strong presence in several strategic markets located in key logistic and trade corridors. (Bombardier). Vesta projections include doubling its existing GLA over the next three years. (Source: Santander Mexico).

ii)
Private Equity. ADMEXCK-09 is the private equity trust Discovery Americas managed by Atlas Capital (Harry Krensky and Carlos Mendoza former Officer of Nafinsa, a development bank in Mexico) launched on December 24, 2009, with a total initial capital of approximately US $90 million. Private equity trusts are listed in the Mexican market in the form of CKD’s (Development Companies).

Since its inception, the trust has invested in five companies in the health, education, school buses, freight transport and low airline carrier sectors. Two of these companies are leaders in their sectors. Approximately 60% of the ADMEXCK-09 total assets are currently invested in underlying companies.

IV. THE MEXICAN STOCK EXCHANGE (MSCI Mexico – Index)

The Mexican Stock Exchange registered a record high EV/EBITDA multiple of 9.7 times during the Fund’s six-month period ended January 31, 2013, situating it at the 95th percentile (in the last four years this multiple has only risen above 9.19 times 5% of the time). (Source: Bloomberg).

The Mexican Bolsa Index was a leading performer within the Latam region with a 16.89% dollar gain for the Fund’s six-month period, ended January 31, 2013. (MSCI Mexico – Index + 16.46%).

Total public offerings, including IPOs, secondary and block trades (mainly in the financial and industrial sectors) amounted to approximately US $9 bn. for the Fund’s semi-annual period ended January 31, 2013. (Source: Bloomberg).

The Mexican Stock Exchange’s market cap is US $372 bn., and average daily turnover is US $455 million as of January 31, 2013. (Source: Bloomberg, Infosel).

V. MEXICO’S ECONOMIC REVIEW

The Mexican economy began 2013 with solid fundamentals and a promising long-term outlook based on fiscal and energy reforms. (See:  Exhibits from A to E at the end of this report).

Annual GDP growth was 3.9% for 2012 and the International Monetary Fund estimates 3.5% growth for 2013.

(See: paminversion.com/English/publicaciones.html for the Agenda for Economic Growth, Employment and Competitiveness).

THE MEXICO EQUITY AND INCOME FUND, INC.

Challenges the Mexican economy is currently facing are:

An abrupt slowdown in the US Economy would affect manufacturing activity in Mexico: Mexico’s manufacturing activity is an integral part of North America’s productive chain. A slowdown in U.S. production would severely impact Mexico’s economic growth prospects for the year. Some analysts believe that the Obama administration’s public spending cuts may have an industry-wide impact on the U.S., slashing 100 basis points or more off Mexico’s expected GDP growth.

The (ongoing) European public debt crisis could trigger a major default event: So far, the European debt crisis appears under control, but a major default could produce a domino effect that could cause a depreciation of the Mexican peso.

Structural reforms may not have the expected reach and depth: The recent rally in the Mexican Stock Exchange may have mostly priced in the prospect of structural reforms.

Finally, we reiterate our commitment to continuing to execute the Fund’s investment strategy to the best of our ability for the benefit of its stockholders.

Sincerely yours,

Eugenia Pichardo
Portfolio Manager

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit A. Strong Fundamentals: Low and Stable Inflation

Consumer Price Index	Annual Inflation Forecasts
(Annual growth, %)	(%)

Source: Central Bank, INEGI, SHCP, SHF.

Medium-term inflation expectations are anchored around Banco de Mexico’s 3 (+-1%) targets.

Exhibit B. Strong Fundamentals: Financial Sectors

Capitalization Index of Mexican banks	Housing Relative Prices
(Jan-12, %)	(relative to the CPI, index / -07=100)

Source: Central Bank Survey, SHCP.

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexican banking system is well capitalized, in full compliance with Basel III requirements and does not show signs of asset price bubbles.

Exhibit C. Strong Fundamentals: External Sector

Current Account Balance	Foreign Exchange Reserves
(% of GDP)	(billion USD)

Source: Central Bank, SHCP.

The current account deficit is moderate and international reserves are at historical maxima.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit D. Strong Fundamentals: External Sector

Mexican
Participation of Mexico	Non-Oil Exports	Participation of Mexican
Exports in US Imports	(Annual growth, 3m	Non-Oil Exports to US
(Non-oil, annual average, %)	moving average, %)	(% of total Non-oil exports)

Source: Central Bank, SHCP, U.S. Census Bureau.

Mexico has gained share in the U.S. imports while exports to countries different from the U.S. have expanded, contributing to commercial diversification.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit E. Strong Fundamentals: Exchange Rate

USD Dollar-Mexican Peso Exchange Rate and VIX

Source: Central Bank, Bloomberg, SHCP.

The current account deficit is moderate and international reserves are at historical maxima.

Exhibit F. Mexican stocks’ 12-month forward EV/EBITDA

Source: Bloomberg, PAM

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit G. Scheduled Reforms for 2013

Executive’s Reforms passed to the House of Representatives
Source: Mexican Congress, Accival estimates.

The information provided herein represents the opinion of Pichardo Asset Management and not the Fund’s Board of Directors and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or visiting www.themexicoequityandincomefund.com. Read it carefully before investing.

Investing in Foreign Securities

Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment; (4) political, economic and social risks and uncertainties (5) higher rates of inflation, and interest rates than in the United States.

Mexican Economic and Political Factors. Although Mexico’s economy has strengthened in recent years and Mex ico’s sovereign debt was recently upgraded to “investment-grade” by the three most prominent rating agencies, Mexico continues to be classified as a developing economy and investments in developing countries are subject to certain economic risks. Nonetheless, on March 12, 2013 Standard & Poor’s revised upward its sovereign foreign currency credit outlook on Mexico from stable to positive. The current rating is BBB. The agency stated that higher odds of reforms being approved was the main reason to revise upwards.

THE MEXICO EQUITY AND INCOME FUND, INC.

A REIT’s share price may decline because of adverse developments affecting the real estate industry. Investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.

Diversification does not assure a profit or protect against a loss in a declining market.

The Portfolio Securities are denominated in pesos. As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

Fund’s holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

Definitions

•
Mexbol Total Return Index is the Mexican Bolsa index that calculates the performance of constituents assuming that all dividends and distributions are reinvested. The Mexican Bolsa Index, MEXBOL or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted in dex of the leading stocks traded on the Mexican Stock Exchange. The index was developed with a base level of 0.78 on October 30th, 1978.

•	MSCI MEXICO-Index: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that monitors the perfor mance of stocks traded in Mexico.
•
S&P Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

•	DJI: The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896.
•	VIX Index: The Chicago Board Options Exchange Volatility Indez reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.
•
Cap rate: Capitalization rate is a rate of return on a real estate investment property based on the expected income that the property will generate. Capitalization rate is used to estimate the investor’s potential return on his or her investment. This is done by dividing the income the property will generate (after fixed costs and variable costs) by the total value of the property.

•
Consumer Confidence Index is an indicator designed to measure the degree of optimism that consumers feel about the overall state of the economy and their personal financial situation. How confident people are about stability of their incomes determines their spending activity and therefore serves as one of the key indicators for the overall shape of the economy. If consumer confidence is higher, consumers are making more purchases, boosting the economic expansion. On the other hand,

THE MEXICO EQUITY AND INCOME FUND, INC.

if confidence is lower, consumers tend to save more than they spend, prompting the contraction of the economy.
•
Industrial Production Index is an indicator designed to measure the output of businesses integrated in industrial sector of the economy such as manufacturing, mining, and utilities (electricity, gas and water) but excluding construction.

•	An investment cannot be made directly in an index.
•	Basis point (bps) is one hundredth of a percentage point (0.01%).
•
The net asset value per share (NAV) is calculated as the total market value of all the securities and other assets held by a fund minus total liabilities divided by the total number of common shares outstanding. The NAV of an investment company will fluctuate due to changes in the market prices of the underlying securities.

•
The market price of the common share of a closed-end fund is determined in the open market by buyers and sellers, and is the price at which investors may purchase or sell the common shares of a closed-end fund, which fluctuates throughout the day. Market price of common share may differ from the Fund’s Net Asset Value; shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV. The difference between the market price and NAV is expressed as a percentage that is either a discount or a premium to NAV.

•	Alpha stocks is an equity class as classified by PAM based on the following criteria:. High Total Return. Dividend + share repurchase + capital increase.
•	Beta stocks is an equity class as classified by PAM based on the following criteria: Infrastructure related with internal free cash flow.
•	Special Situation stocks is an equity class as classified by PAM based on the following criteria: Value-oversold stocks. Below its intrinsic value as determined by PAM. Less than 1 times book value.
•	P/E: Price to Earnings Ratio. A valuation ratio of a company’s current share market price divided by its last 12 months earnings per shares compare to its per-share earnings.
•
EV/EBITDA: Enterprise value to EBIIDA (earnings before interest and amortization) is a valuation multiple used in finance and investment to measure the value of a company. It is the most widely used valuation multiple based on enterprise value.

•
Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

•
REIT: Real estate investment trusts, a security that trades on the major exchanges and invests in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

•	GLA: Gross Leasable Area, the total area available for lease.
•	References to other funds should not be considered a recommendation to buy or sell any security.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (million US$)	2012	2011	2010	2009	2008
Real GDP Growth (y-o-y)	3.90%	3.90%	5.50%	-6.50%	1.30%
Industrial Production (y-o-y Average)	3.90%	3.80%	6.06%	7.29%	-0.04%
Trade Balance (US billions)	$0.20	$-1.17	$-3.12	$-4.70	$15.53
Exports	$370.90	$349.68	$298.36	$229.70	$291.81
Export growth (y-o-y)	6.20%	17.20%	28.20%	-18.10%	7.30%
Imports	$370.80	$350.84	$301.48	$234.40	$308.65
Import growth (y-o-y)	5.70%	16.40%	25.00%	-19.90%	9.50%

Financial Variables and Prices
28-Day CETES (T-bills) Average	4.29%	4.81%	4.40%	4.51%	7.97%
Exchange rate (Pesos/US$) Average	13.15	12.60	12.63	13.50	11.16
Inflation IPC, 12 month trailing	3.60%	3.82%	4.40%	3.57%	6.53%

Mexbol Index
USD Return	28.97%	-13.46%	28.79%	55.34%	-40.48%
Market Cap- (US billions)	$372.29	$300.00	$281.56	$257.88	$172.14
EV/EBITDA	9.21	x	9.0	x	9.48	x	7.86	x	7.4	x

Fund’s NAV & Common Share
Market Price Performance
NAV’s per share	47.13%	-13.81%	41.91%	40.12%	-52.89%
Share Price	45.13%	-12.18%	48.41%	22.20%	-41.85%

Sources: Banamex, Banco de Mexico, Bloomberg, INEGI

THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets	January 31, 2013 (Unaudited)

(Calculated as a percentage of Total Investments)

Real Estate Investment Trusts 4.9%
Corporate Bonds 2.5%
Capital Development Certificates 2.0%
Short-Term Investments 1.0%
Mexican Government Note/Bonds 1.0%
Investment Companies 0.3%
Common Stocks 88.3%

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments	January 31, 2013 (Unaudited)

MEXICO – 100.24%	Shares	Value
COMMON STOCKS – 88.74%

Airports – 2.38%
Grupo Aeroportuario del Centro Norte, S.A. de C.V.	750,000	$2,504,011

Beverages – 4.37%
Arca Continental S.A.B. de C.V.	269,053	2,051,765
Fomento Economico Mexicano, S.A.B. de C.V.	236,150	2,549,906
		4,601,671
Building Materials – 3.54%
Cemex, S.A.B. de C.V. (a)	3,408,556	3,718,298

Cable & Satellite – 3.83%
Megacable Holdings S.A.B. de C.V.	1,528,014	4,031,969

Chemical Products – 6.42%
Mexichem, S.A.B. de C.V.	1,194,000	6,753,848

Construction and Infrastructure – 5.50%
Empresas ICA Sociedad Conroladora, S.A.B. de C.V. (a)	615,000	1,842,398
Impulsora del Desarrollo y el Empleo en America Latina, S.A.B. de C.V. (a)	978,455	2,127,812
Promotora y Operadora de Infraestructura, S.A.B. de C.V. (a)	253,426	1,813,603
		5,783,813
Consumer Products – 1.14%
Kimberly-Clark de Mexico S.A.B. de C.V.	430,000	1,203,632

Financial Groups – 8.18%
Banregio Grupo Financiero S.A.B. de C.V.	649,481	3,066,423
Grupo Financiero Banorte, S.A.B. de C.V. – Class O	430,850	2,970,807
Grupo Financiero Santander Mexico S.A.B. de C.V.	831,900	2,568,731
		8,605,961
Food Manufacturing – 1.37%
Gruma, S.A.B. de C.V. (a)	431,000	1,439,311

Health Care – 0.97%
Genomma Lab Internacional S.A.B. de C.V. (a)	448,550	1,024,130

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)	January 31, 2013 (Unaudited)

COMMON STOCKS (continued)	Shares	Value

Holding Companies – 11.86%
Alfa, S.A.B. de C.V. – Class A	2,557,190	$6,140,265
Grupo Carso, S.A.B. de C.V.	1,093,580	5,309,384
Grupo KUO S.A.B. de C.V. – Series B	389,660	1,025,131
		12,474,780
Hotels, Restaurants, and Recreation – 6.57%
Alsea, S.A.B. de C.V. – Class A (a)	1,794,511	4,160,743
Grupe, S.A.B. de C.V. (a)	2,328,277	2,746,776
		6,907,519
Insurance Services – 4.32%
Qualitias Controladora S.A.B. de C.V. (a)	2,577,947	4,541,709

Media – 1.93%
Grupo Televisa, S.A.B. de C.V.	362,800	2,032,771

Mining – 6.26%
Grupo Mexico, S.A.B. de C.V. – Series B	1,767,800	6,587,574

Real Estate Services – 2.31%
Corporacion Inmobiliaria Vesta S.A.B. de C.V. (a)	1,258,496	2,433,928

Retail – 9.03%
Corporativo Fragua S.A.B. de C.V.	101,290	1,688,884
El Puerto de Liverpool S.A.B. de C.V.	512,438	5,679,112
Wal-Mart de Mexico, S.A.B. de C.V. – Class V	656,338	2,127,810
		9,495,806
Rubber and Plastic Manufacturing – 2.18%
Grupo Pochteca S.A.B. de C.V. (a)	5,103,673	2,287,994

Telecommunication Services – 6.58%
America Movil, S.A.B. de C.V. – Class L	5,512,598	6,924,023
TOTAL COMMON STOCKS (Cost $77,512,395)		93,352,748

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)	January 31, 2013 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS – 4.92%	Shares		Value

Fibra Uno Administracion S.A. de C.V.	759,147		$2,378,716
Mexico Real Estate Management S.A. de C.V. (a)	1,194,000		2,794,696
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,063,303)			5,173,412

CAPITAL DEVELOPMENT CERTIFICATES – 2.00%

Atlas Discovery Trust II (b)	300,000		2,102,843
TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $2,317,515)			2,102,843

CORPORATE BONDS – 2.55%

America Movil, S.A.B. de C.V. – Class L
6.450%, 12/05/2022	2,600		2,151,066
Mexichem, S.A.B. de C.V.
4.875%, 09/19/2022	500,000		526,875
TOTAL CORPORATE BONDS (Cost $2,640,489)			2,677,941

MEXICAN GOVERNMENT NOTES/BONDS – 1.05%

Mexican Government International Bond
4.750%, 03/08/2044	1,048,000		1,101,972
TOTAL MEXICAN GOVERNMENT NOTES/BONDS (Cost $1,118,503)			1,101,972

RIGHTS – 0.00%

Grupo Pochteca S.A.B. de C.V. (a)	242,004		0
TOTAL RIGHTS (Cost $0)			0

SHORT-TERM INVESTMENTS – 0.98%

Mexican INAFIN
0.000% Coupon, 4.646% Effective Yield, 02/05/13 (c)	13,087,763	*	1,028,837
TOTAL SHORT-TERM INVESTMENTS (Cost $1,027,592)			1,028,837
TOTAL MEXICO (Cost $88,679,797)			105,437,753

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (concluded)	January 31, 2013 (Unaudited)

UNITED STATES – 0.30%	Shares	Value

INVESTMENT COMPANIES – 0.30%
First American Treasury Obligation – Class A	312,171	$312,171
TOTAL INVESTMENT COMPANIES (Cost $312,171)		312,171
TOTAL UNITED STATES (Cost $312,171)		312,171
TOTAL INVESTMENTS (Cost $88,991,968) – 100.54%		105,749,924
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.54)%		(563,861)
TOTAL NET ASSETS – 100.00%		$105,186,063

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
The Advisor has determined these securities to be illiquid.  The total value of illiquid securities at January 31, 2013 was $2,102,843 comprising 2.00% of net assets, while the remainder of the Fund’s net assets 98.00% were liquid.

(c)	Effective Yield based on the purchase price. The calculation assumes the security is held to maturity.
*	Principal amount in Mexican Pesos.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities	January 31, 2013 (Unaudited)

ASSETS:
Investments, at value (cost $88,991,968)	$105,749,924
Receivables for investments sold	2,041,637
Dividends and interest receivable	67,003
Other assets	17,903
Total Assets	107,876,467
LIABILITIES:
Payable for securities purchased	2,476,628
Advisory fees payable	99,374
Administration fees payable	21,314
Payable to Custodian	18,817
NYSE fees payable	17,616
Audit fees payable	15,778
Fund accounting fees payable	10,035
Director fees payable	8,655
Custody fees payable	8,467
Transfer Agent fees and expenses payable	8,365
CCO fees payable	2,439
Accrued expenses and other liabilities	2,916
Total Liabilities	2,690,404
Net Assets	$105,186,063
Net Asset Value Per Preferred Share ($985,433 / 57,639)	$17.10
Net Asset Value Per Common Share ($104,200,630 / 6,094,804)	$17.10

NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 57,639 shares outstanding
(1,855,128 shares authorized)	$58
Common stock, $0.001 par value; 6,094,804 shares outstanding
(98,144,872 shares authorized)	6,095
Paid-in capital	80,871,602
Accumulated net investment loss	(452,677)
Accumulated net realized gain on investments and foreign currency	8,006,784
Net unrealized appreciation on investments and foreign currency	16,754,201
Net Assets	$105,186,063

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations	For the Six Months Ended January 31, 2013 (Unaudited)

INVESTMENT INCOME
Dividends(1)	$316,843
Interest(2)	79,482

Total Investment Income	396,325
EXPENSES
Advisory fees (Note B)	409,724
Directors’ fees and expenses (Note B)	65,935
Administration fees (Note B)	57,716
Custodian fees (Note B)	28,598
Fund accounting fees (Note B)	24,458
Legal fees	23,207
CCO fees and expenses (Note B)	19,852
Audit fees	15,637
NYSE fees	14,520
Printing and mailing	14,146
Insurance expense	13,411
Transfer agent fees and expenses (Note B)	10,969
Miscellaneous	520
Total expenses	698,693
NET INVESTMENT LOSS	(302,368)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency transactions	10,588,532
Net change in unrealized appreciation on investments and foreign currency transactions	10,976,563

Net gain from investments and foreign currency transactions	21,565,095

Net increase in net assets resulting from operations	$21,262,727

(1)	Net of $25,500 in dividend withholding tax.
(2)	Net of $1,603 In interest withholding tax.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	January 31, 2013	Year Ended
	(Unaudited)	July 31, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(302,368)	$(341,110)
Net realized gain on investments and foreign currency transactions	10,588,532	3,526,903
Net change in unrealized appreciation (depreciation) in value
of investments and foreign currency transactions	10,976,563	(703,551)
Net increase in net assets resulting from operations	21,262,727	2,482,242

Distributions to Shareholders from:
Net realized gains
Common stock	(1,158,013)	—
Preferred stock	(10,951)	—
Decrease in net assets from distributions	(1,168,964)	—

Capital Share Transactions
Repurchase of common stock (Note D)	(2,671,807)	(4,666,313)
Decrease in net assets from capital share transactions	(2,671,807)	(4,666,313)

Total increase/(decrease) in net assets	17,421,956	(2,184,071)

Net Assets:
Beginning of period	87,764,107	89,948,178
End of period*	$105,186,063	$87,764,107
* Including accumulated net investment loss of	$(452,677)	$(150,309

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,	For the Year Ended July 31,
	2013
	(Unaudited)	2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.78	$13.26	$10.48	$7.37		$28.29	$38.18
Net investment income (loss)	(0.05)	(0.05)	(0.03)	(0.01)		0.07	0.03
Net realized and unrealized
gains (losses) on investments
and foreign currency transactions	3.50	0.48	2.75	3.00		(13.95)	(2.57)
Net increase (decrease)
from investment operations	3.45	0.43	2.72	2.99		(13.88)	(2.54)

Less: Distributions
Dividends from net investment income	—	—	(0.02)	—		(0.25)	—
Distributions from net realized gains	(0.19)	—	—	—		(6.52)	(7.41)
Total dividends and distributions	(0.19)	—	(0.02)	—		(6.77)	(7.41)

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	0.06	0.09	0.08	0.12		0.04	0.15
Anti-dilutive effect of Common
Rights Offering	—	—	—	—		—	0.06
Anti-dilutive effect of Preferred
In-Kind Tender Offer	—	—	—	—		—	0.02
Dilutive effect of Preferred
In-Kind Tender Offer	—	—	—	(0.00	)(3)	(0.02)	—
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	—	—	—	—		(0.29)	(0.17)
Total capital share transactions	0.06	0.09	0.08	0.12		(0.27)	0.06

Net Asset Value, end of period	$17.10	$13.78	$13.26	$10.48		$7.37	$28.29

Per share market value, end of period	$15.75	$12.11	$11.64	$9.25		$6.08	$24.39
Total Investment Return Based on
Market Value, end of period(1)	31.79%	4.04%	26.09%	52.14%		(43.10)%	(28.38)%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,	For the Year Ended July 31,
	2013
	(Unaudited)	2012		2011		2010		2009		2008
Ratios/Supplemental Data
Net assets, end of period (000’s)	$104,201	$86,970		$89,184		$74,609		$56,980		$106,484
Ratios of expenses to average net assets	1.47%	1.57%		1.51%		1.68%		1.82%		1.50%
Ratios of net investment income (loss)
to average net assets	(0.64)%	(0.42)%		(0.20)%		(0.02)%		0.97%		0.09%
Portfolio turnover rate(2)	91.70%	277.48	%(2)	253.20	%(2)	365.58	%(2)	335.64	%(2)	224.10%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Preferred Share Outstanding Throughout the Period

	For the Six
	Months Ended
	January 31,	For the Year Ended July 31,
	2013
	(Unaudited)	2012		2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.78	$13.26		$10.48	$7.37		$28.29	$38.18
Net investment income	(0.05)	(0.05)		(0.03)	(0.01)		0.07	0.03
Net realized and unrealized
gains (losses) on investments
and foreign currency transactions	3.50	0.48		2.75	3.00		(13.95)	(2.57)
Net increase (decrease)
from investment operations	3.45	0.43		2.72	2.99		(13.88)	(2.54)

Less: Distributions
Dividends from net investment income	—	—		(0.02)	—		(0.25)	—
Distributions from net realized gains	(0.19)	—		—	—		(6.52)	(7.41)
Total dividends and distributions	(0.19)	—		(0.02)	—		(6.77)	(7.41)

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	0.06	0.09		0.08	0.12		0.04	0.15
Anti-dilutive effect of Common
Rights Offering	—	—		—	—		—	0.06
Anti-dilutive effect of Preferred
In-Kind Tender Offer	—	—		—	—		—	0.02
Dilutive effect of Preferred
In-Kind Tender Offer	—	—		—	(0.00	)(3)	(0.02)	—
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	—	—		—	—		(0.29)	(0.17)
Total capital share transactions	0.06	0.09		0.08	0.12		(0.27)	0.06

Net Asset Value, end of period	$17.10	$13.78		$13.26	$10.48		$7.37	$28.29

Per share market value, end of period	$15.01 *	$16.03	*	$11.93 *	$9.17	*	$6.85	$25.50
Total Investment Return Based on
Market Value, end of period(1)	(5.11)%*	34.37	%*	30.36%*	33.87	%*	(38.67)%	(8.25)%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Preferred Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,	For the Year Ended July 31,
	2013
	(Unaudited)	2012		2011		2010		2009		2008
Ratios/Supplemental Data
Net assets, end of period (000’s)	$985	$794		$764		$739		$4,444		$22,742
Ratios of expenses to average net assets	1.47%	1.57%		1.51%		1.68%		1.82%		1.50%
Ratios of net investment income (loss)
to average net assets	(0.64)%	(0.42)%		(0.20)%		(0.02)%		0.97%		0.09%
Portfolio turnover rate(2)	91.70%	277.48	%(2)	253.20	%(2)	365.58	%(2)	335.64	%(2)	224.10%

(1)
Total investment return is calculated assuming a purchase of preferred stock at the current market price on the first day and a sale at the current market price on the last day of each year reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cent per share.
*	Based on the mean of the bid and ask.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements	January 31, 2013 (Unaudited)

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee comprised of independent directors which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. There was no allowance for uncollectible amounts at January 31, 2013.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2013 (Unaudited)

shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Summary of Fair Value Exposure at January 31, 2013. The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2013 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of January 31, 2013:

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2013 (Unaudited)

	Level 1*	Level 2*	Level 3	Total
Equity
Airports	$2,504,011	$—	$—	$2,504,011
Beverages	4,601,671	—	—	4,601,671
Building Materials	3,718,298	—	—	3,718,298
Cable & Satellite	4,031,969	—	—	4,031,969
Capital Development Certificates	—	—	2,102,843	2,102,843
Chemical Products	6,753,848	—	—	6,753,848
Construction and Infrastructure	5,783,813	—	—	5,783,813
Consumer Products	1,203,632	—	—	1,203,632
Financial Groups	8,605,961	—	—	8,605,961
Food Manufacturing	1,439,311	—	—	1,439,311
Health Care	1,024,130	—	—	1,024,130
Holding Companies	12,474,780	—	—	12,474,780
Hotels, Restaurants, and Recreation	4,160,743	2,746,776	—	6,907,519
Insurance Services	4,541,709	—	—	4,541,709
Media	2,032,771	—	—	2,032,771
Mining	6,587,574	—	—	6,587,574
Real Estate Services	2,433,928	—	—	2,433,928
Retail	9,495,806	—	—	9,495,806
Rubber and Plastic Manufacturing	2,287,994	—	—	2,287,994
Telecommunication Services	6,924,023	—	—	6,924,023
Total Equity	90,605,972	2,746,776	2,102,843	95,455,591
Real Estate Investment Trusts	$5,173,412	$—	$—	$5,173,412
Corporate Bonds	$—	$2,677,941	$—	$2,677,941
Mexican Government Note/Bonds	$—	$1,101,972	$—	$1,101,972
Rights	$—	$—	$—	$—
Short-Term Investments	$312,171	$1,028,837	$—	$1,341,008
Total Investment in Securities	$96,091,555	$7,555,526	$2,102,843	$105,749,924

*	There were no significant transfers between levels 1 and 2 during the period. Transfers between levels are recognized at the end of the reporting period.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2013 (Unaudited)

Description	Investments in Securities

Balance as of July 31, 2012	$1,914,447
Acquisition/Purchase	—
Sales	—
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	(188,396)
Balance as of January 31, 2013	$2,102,843

(1)	Included in the net change of unrealized appreciation (depreciation) on investments in the Statement of Operations.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of January 31, 2013:

Impact to
Valuation from
	Fair Value	Valuation	Unobservable	an increase in
	January 31, 2013	Methodologies	Input(1)	Input(2)
Capital Development Certificates	$2,102,843	Market	Sum of the Parts	Increase
		Comparables/	Valuation
Sum of the Parts
Valuation

(1)
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.  A decrease to the unobservable input would have the opposite effect.

Federal Income Taxes.  The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities.  The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal, New York

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2013 (Unaudited)

State and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of July 31, 2012, the Fund deferred post-October currency losses of $150,309, which will be recognized in the fiscal year ending July 31, 2013.

Reclassification of Capital Accounts.  Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency gain reclassifications. For the year ended July 31, 2012, the Fund decreased undistributed net investment loss by $190,801, decreased accumulated realized loss by $596,977 and decreased paid in capital by $787,778.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and
(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2013 (Unaudited)

in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2012 and July 31, 2011 were as follows:

Distributions paid from:	7/31/12	7/31/11
Ordinary Income	$—	$161,853
Long-Term Capital Gain	—	—
Total	$—	$161,853

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$81,732,426
Gross tax unrealized appreciation on investments	6,603,950
Gross tax unrealized depreciation on investments	(2,239,096)
Net tax unrealized appreciation (depreciation) on investments	4,364,854
Net tax unrealized appreciation (depreciation) on
investments	$4,364,854
Other accumulated gains(losses)	$(150,309)
Total accumulated earnings(losses)	$4,214,545

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2012, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2013 (Unaudited)

July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. Beginning January 2013 the Adviser is paid a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”).  The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index.  The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative. For the six months ended January 31, 2013, these fees amounted to $409,724.

Effective January 1, 2013, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $30,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically.  As additional annual compensation, the Chairman of the Fund will receive $5,000, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Nomination Committee Chairman will receive $2,000.  For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $35,000. In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the six months ended January 31, 2013, the Mexico Equity and Income Fund, Inc. incurred Administra tion fees of $57,716; Fund Accounting fees and expenses of $24,458, Transfer Agent fees and expenses of $10,969 and Custody fees of $28,598.

At January 31, 2013, fees of $21,314, $10,035, $8,365 and $8,467 were owed for Fund Administration, Accounting, Transfer Agency, and Custody fees, respectively.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $89,184,440 and $83,928,542 respectively, for the six months ended January 31, 2013.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2013 (Unaudited)

At January 31, 2013 approximately 100.2% of the Fund’s net assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the six months ended January 31, 2012 the Fund purchased 215,118 shares of capital stock in the open market at a cost of $2,671,807.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New Stock Exchange was 12.82%.

During the year ended July 31, 2012 the Fund purchased 413,960 shares of capital stock in the open market at a cost of $4,666,313.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New Stock Exchange was 11.39%.

During the six months ended January 31, 2013 the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis.  There were no conversions of preferred shares to common shares during the period.

During the year ended July 31, 2012 the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis.  There were no conversions of preferred shares to common shares during the period.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common and preferred stock in the open market.

NOTE E:  PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for repurchase and conversion preference features and the ability to elect two directors.

Subsequent event

Note to preferred shareholders.  The New York Stock Exchange (“NYSE”) announced March 21, 2013 that the staff of NYSE Regulation, Inc. has determined that the Preferred Stock is no longer suitable for listing because it does not meet the minimum continued listing distribution requirement of 100,000 publicly held shares outstanding as set forth in Section 802.01 of the NYSE Listed Company Manual.  Trading on the NYSE in the Fund’s Preferred Stock was suspended prior to the opening of trading on March 22, 2013.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information	January 31, 2013 (Unaudited)

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-877-785-0376. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2012, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (concluded)	January 31, 2013 (Unaudited)

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2012 was 0.00%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%. (unaudited)

The Fund designates 0.00% of dividends declared for the fiscal year July 31, 2012 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions	January 31, 2013 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (concluded)	January 31, 2013 (Unaudited)

market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual
Stockholders Meeting	January 31, 2013 (Unaudited)

The Fund’s Annual Stockholders meeting was held on December 4, 2012, at the offices of U.S. Bancorp Fund Services, 777 E. Wisconsin Avenue, Milwaukee, WI 53202. As of October 17, 2012, the record date, outstanding shares of common and preferred stock were 6,230,817 and 57,639 respectively. Holders of 5,545,932 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on two proposals. The stockholders elected two Directors to the Board of Directors by each share class. The following table provides information concerning the matters voted on at the meeting:

I. (A)	Election of Directors – Common and Preferred
		Votes For	Votes Against
	Andrew Dakos	3,326,776	2,219,156

I. (B)	Election of Directors – Preferred
		Votes For	Votes Against
	Rajeev Das	31,965	21,358

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy	January 31, 2013 (Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”),
AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to
credit bureaus	Yes	No
For our marketing purposes –
to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes –
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (concluded)	January 31, 2013 (Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the	To protect your personal information from unauthorized access and use,
Fund’s service providers, on the	we and our service providers use security measures that comply with
Fund’s behalf, protect my	federal law. These measures include computer safeguards and secured
personal information?	files and buildings.
How does the Fund, and the	We collect your personal information, for example, when you:
Fund’s service providers, on	• open an account
the Fund’s behalf, collect my	• provide account information
personal information?	• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund	January 31, 2013 (Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of six individuals, five of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that the Fund is not part of a fund complex.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Gerald Hellerman	1937	Director, Chief	2010 / 11 years	Managing Director,	Director, AirNet
615 E. Michigan Street		Financial Officer		Hellerman Associates	Systems Inc.;
Milwaukee, WI 53202		and Chief			Director, Brantley
		Compliance			Capital Corporation;
		Officer			Director, Ironsides
Partners Opportunity
Offshore Fund Ltd.;
Director, MVC
Capital, Inc.;
Director, Old Mutual
Absolute Return and
Emerging managers
Fund Complex
(consisting of six
funds); Director,
Special Opportunities
Fund Inc.; Director,
TM Entertainment
and Media, Inc.;
Director, Imperial
Holdings, Inc.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (continued)	January 31, 2013 (Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Phillip Goldstein	1945	Director	2011 / 12 years	Member of Bulldog	Director, ASA Ltd.;
Park 80 West, Plaza Two,				Holdings, LLC, the	Director, MVC
250 Pehle Avenue,				owner of several entities	Capital Inc.; Director,
Suite 708,				serving as the general	Imperial Holdings,
Saddle Brook, NJ 07663				partner of several private	Inc.; Chairman,
				investment partnerships in	Special Opportunities
				the Bulldog Investors group	Fund, Inc.; Chairman,
				of funds, and the owner of	Brantley Capital
				Kimball & Winthrop, LLC,	Corporation;
				the managing general partner	Chairman, Special
				of Bulldog Investors	Opportunities
				General Partnership, since	Fund Inc.; Chairman,
				2012. From 1992-2012,	Brantley Capital
				Mr. Goldstein was a	Corporation;
				member of the general	Director, Korea
				partner of several private	Equity Fund, Inc.
investment partnerships
in the Bulldog Investors
group of funds. Member
of the investment advisor to
the Special Opportunities
Fund, Inc. since 2009.
Glenn Goodstein	1963	Director	2010 / 11 years	Registered Investment	None
2308 Camino Robledo				Advisor; held numerous
Carlsbad, CA 92009				executive positions with
Automatic Data Processing
until 1996.
Rajeev Das	1968	Director	2009 / 11 years	Since 2004, Mr. Das has	None
68 Lafayette Avenue				been a Principal of the
Dumont, NJ 07628				entities serving as the general
partner of the private
investment partnerships in
the Bulldog Investors group
of investment funds. Head
Trader of the investment
advisor to the Special
Opportunities Fund, Inc.
since 2009. Treasurer of
Special Opportunities Fund,
Inc. since 2009.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (concluded)	January 31, 2013 (Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Andrew Dakos	1966	Director	2009 / 11 years	Member of Bulldog	Director, Special
Park 80 West, Plaza Two				Holdings, LLC, the owner	Opportunities
250 Pehle Avenue,				of several entities serving	Fund Inc.; Director,
Suite 708				as the general partner of	Brantley Capital
Saddle Brook, NJ 07663				several private investment	Corporation;
				partnerships in the Bulldog	Director, Imperial
				Investors group of funds,	Holdings, Inc.
and the owner of Kimball
& Winthrop, LLC, the
managing general partner
of Bulldog Investors General
Partnership, since 2012.
From 1992-2012, Mr. Dakos
was a member of the general
partner of several private
investment partnerships in
the Bulldog Investors group
of funds. Member of the
investment advisor to the
Special Opportunities Fund,
Inc. since 2009, and Chief
Compliance Officer of the
investment advisor to the
Special Opportunities Fund
from 2009-2012.
Maria Eugenia Pichardo	1950	Interested	2011 / 2 years	Portfolio Manager of the	None
Paseo de Tamarindos 45-201		Director,		Fund since the Fund’s
Bosques de las Lomas		Officer,	Indefinite / 8 years	Inception; President and
Mexico DF 05120		President		General Partner, Pichardo
Asset Management, S.A. de
C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979 to 2002.
Luis Calzada	1965	Secretary	Indefinite / 1 year	Administrative and	None
Paseo de Tamarindos 45-201				Compliance Director,
Bosques de las Lomas				Pichardo Asset
Mexico DF 05120				Management S.A. de C.V.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Paseo de Tamarindos 45-201
Bosques de las Lomas
Delegación Cuajimalpa
Mexico DF 05120

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman
Eugenia Pichardo

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein, Mr. Glenn Goodstein, and Mr. Rajeev Das.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders.  These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I.	CORPORATE GOVERNANCE

A.	Board and Governance Issues

1.	Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.      Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.      Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

4.      Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

5.      Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

6.      Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

7.      Restrictions on Shareholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

8.      Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.      Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.   Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.   Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.   Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.   Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.   Selection of Auditor

Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.    Executive Compensation

1.      Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.      Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.      Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.      Stock Options for Board and Executives

The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.      Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.      Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.      Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.      Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.      Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.    Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.    Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.    Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.    Mergers and Acquisitions

1.      Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.      Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.      Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.      Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

5.      Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2013.

Portfolio Manager. Mrs. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund making portfolio management decisions.

Mrs. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990).  She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. ("PAM”) (the Fund's Investment Adviser) since February 2003.

Mrs. Pichardo was Managing Director of Acciones y Valores de Mèxico, S.A. de C.V., from 1983 to 1993 acting as head and portfolio manager of the International Area.  Her main responsibilities were:  i) portfolio management at AcciWorldwide (US$ AUM $ 600 million), ii) fundamental analysis, iii) trading for institutional-international investors, and iv) back-office.

From 1989 to 1990, Mrs. Pichardo was also appointed General Director of Acci-Worldwide S.A. de C. V., a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V. (the asset management unit of Acciones y Valores, mainly Latam and Closed-end Funds in the U.S.A. (MXE and Emerging Mexico Fund), as well as other Funds in London and Canada for approximately US$ 600 million AUM).  Accival is a wholly owned subsidiary of Banamex Citigroup.

Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
Ms. Maria Eugenia Pichardo	$105,203,162 (1)	$0 (0)	$3,000.000 (3)

Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time. “PAM” has established policies and procedures to reduce the conflict of interest.

The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.

Compensation.  Ms. Pichardo receives an annual fee from PAM.

Securities Owned in the Fund by Portfolio Manager. As of January 31, 2013, the Portfolio Manager owned the following securities in the Fund:

Portfolio Manager Name	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Ms. Maria Eugenia Pichardo	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
8/1/12 to 8/31/12	13,607	12.24
9/1/12 to 9/30/12	61,362	12.26
10/1/12 to 10/31/12	6,736	13.36
11/1/12 to 11/30/12	133,413	12.46
12/1/12 to 12/31/12	0	0
1/1/13 to 1/31/13	0	0
Total	215,118 (1)	12.42

(1) 215,118 common shares were purchased pursuant to the Fund’s Stock Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     March 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     March 19, 2013

By (Signature and Title)*    /s/ Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date     April 4, 2013

* Print the name and title of each signing officer under his or her signature.